Exhibit 10.1

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), effective as of April 26, 2013 (the “Amendment Date”), is by and among precision aerospace components, inc., a Delaware corporation (“Parent”), and Freundlich supply company, inc., a Delaware corporation, tiger-tight corp., a Delaware corporation, AERO-MISSILE COMPONENTS, INC. (formerly Apace Acquisition I, Inc.), a Delaware corporation and CREATIVE ASSEMBLY SYSTEMS, INC., (formerly Apace Acquisition II, Inc.), a Delaware corporation (each a “Borrower” and together with Parent, each an “Obligor” and collectively “Obligors”), the lenders from time to time party to this Agreement (together with their respective successors and permitted assigns, each individually a “Lender” and collectively the “Lenders”) and NEWSTAR BUSINESS CREDIT, LLC, a Delaware limited liability company, as administrative agent (in such capacity, the “Administrative Agent”), as follows:

RECITALS:

A. Obligors, Lenders and Administrative Agent are parties to the certain Loan and Security Agreement dated as of May 25, 2012, as amended by the First Amendment to Loan and Security Agreement dated as of July 27, 2012, the Second Amendment to Loan and Security Agreement dated as of September 28, 2012, and the Third Amendment to Loan and Security Agreement dated as of March 27, 2013 (as may be further amended, modified, extended or renewed from time to time, “Loan Agreement”).

B. Obligors have requested Administrative Agent and the Lenders to amend the Loan Agreement in certain respects, and Administrative Agent and the Lenders are willing to do so, subject to the terms provided by this Amendment.

NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1
Definitions

Section 1.1             Definitions. Terms defined by the Loan Agreement and not otherwise defined herein shall have the same meanings as are prescribed by the Loan Agreement.

ARTICLE 2
Amendment

Section 2.1             Amendment to Section 1.1. Effective as of the Amendment Date, the definition of “Borrowing Base” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“Borrowing Base” means, with respect to a Borrower as of any day of determination, an amount equal to the sum of:

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(a) the lesser of:

(i) the sum of (A) eighty-five percent (85%) of the Net Amount of Eligible Accounts of such Borrower plus (B) eighty-five percent (85%) of NOLV of Eligible Inventory of such Borrower, provided, that the amount included in the Borrowing Base of such Borrower under this clause (a)(i)(B), together with the aggregate amount included in the Borrowing Base of each other Borrower under this clause (a)(i)(B) is limited to, and shall not exceed, an amount equal to the lesser of (x) $6,500,000 or (y) an amount equal to the Inventory Limitation Factor on such day times the aggregate amount included in the Borrowing Base of all Borrowers under clause (a)(i)(A); or

(ii) the Revolving Credit Limit, minus

(b) the aggregate amount of reserves implemented by Administrative Agent pursuant to Section 2.1 with respect to such Borrower, in each case determined as of such day; plus

(c) the portion of the Overadvance Amount used by such Borrower.

As used in this definition, the term “Overadvance Amount” means an aggregate amount (calculated with respect to all Borrowers collectively) equal to: (a) $400,000 from April 26, 2013 through May 17, 2013; (b) $200,000 from May 18, 2013 through May 24, 2013; and (c) $0 from May 25, 2013 and all times thereafter.

ARTICLE 3
Conditions

Section 3.1             Conditions Precedent. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)                the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

(b)               after giving effect to this Amendment, no Default or Event of Default shall be in existence;

(c)                Obligors shall have delivered to Administrative Agent an executed copy of this Amendment, in form and substance satisfactory to Administrative Agent;

(d)               all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Administrative Agent; and

(e)                Obligors shall have paid to Lender the fee required by Section 3.2.

Section 3.2             Amendment Fee. Subject to the terms of the Loan Agreement, in consideration of this Amendment, Obligors jointly and severally agree to pay to Administrative Agent, for the account of the Lenders, an amendment fee in the amount of $15,000, which amount shall be payable on the Amendment Date.

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ARTICLE 4
Ratifications, Representations and Warranties

Section 4.1             Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Obligors, Administrative Agent and the Lenders agree that the Loan Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

Section 4.2             Representations and Warranties. Each Obligor hereby represents and warrants to Administrative Agent and Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate the governing documents of such Obligor and (b) after giving effect to this Amendment, (i) the representations and warranties contained in the Loan Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly made only in reference to a specific date), (ii)  no Default or Event of Default has occurred and is continuing, and (iii) Obligors are in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and the other Loan Documents.

ARTICLE 5
Other Agreements

Section 5.1             Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document delivered in connection with this Amendment shall survive the execution and delivery of this Amendment.

Section 5.2             Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

Section 5.3             Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.4             Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Obligors, Lenders and Administrative Agent and their respective successors and assigns, except Obligors may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of Administrative Agent.

Section 5.5             Counterparts. This Amendment may be executed in one or more counterparts, and on telecopy or other electronically transmitted counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

Section 5.6             Ratification. Each Obligor reaffirms its obligations under each of such Loan Documents, as amended hereby, and agrees that each of the Loan Documents, as amended hereby, remains in full force and effect and is hereby ratified and confirmed.

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Section 5.7             Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.8             Waiver and Release. In consideration of this agreement, each Obligor represents and warrants that, as of the date hereof, there are no offsets, defenses or counterclaims against or in respect of its obligations under the Loan Documents and each Obligor hereby releases and discharges Administrative Agent and each Lender and their respective agents, employees, successors and assigns, of and from all claims, actions, causes of action, damages, costs, expenses and liabilities, known or unknown, fixed, contingent or conditional, at law or in equity, in connection with the Loan Documents or any transactions or acts in connection therewith, in each case existing on or before the date of this Agreement, which such Obligor may have against any such Person, irrespective of whether any such claims, actions, causes of action, damages, costs, expenses or liabilities are based on contract, tort or otherwise.

Section 5.9             Entire Agreement. This Amendment embodies the final, entire agreement among the parties hereto relating to the subject matter hereof and supersedes any and all prior agreements, written or oral, relating to the subject matter of this Amendment. This Amendment may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties.

SIGNATURES FOLLOW

REMAINDER OF PAGE BLANK

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

OBLIGORS:

precision aerospace components, inc.

By: _____________________________________

Name: Andrew S. Prince

Title: President, Chief Executive Officer and Treasurer

Freundlich supply company, inc.

By: _____________________________________

Name: Andrew S. Prince

Title: Chief Executive Officer and Treasurer

tiger-tight corp

By: _____________________________________

Name: Andrew S. Prince

Title: Chief Executive Officer and Treasurer

AERO-MISSILE COMPONENTS, INC.

(formerly Apace Acquisition I, Inc.)

By: _____________________________________

Name: Andrew S. Prince

Title: Chief Executive Officer and Treasurer

CREATIVE ASSEMBLY SYSTEMS, INC.

(formerly Apace Acquisition II, Inc.)

By: _____________________________________

Name: Andrew S. Prince

Title: Chief Executive Officer and Treasurer

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ADMINISTRATIVE AGENT:

NEWSTAR BUSINESS CREDIT, LLC

as Administrative Agent

By: _____________________________________

Name: Greg Gentry

Title: Senior Vice President

LENDERS:

NEWSTAR BUSINESS CREDIT, LLC, as servicer for and on behalf of the Lenders and as servicer for and on behalf of the Swing Lender

By:  _____________________________________

Name: ___________________________________

Title: ____________________________________

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